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                              EXHIBIT 10.23

                       EXECUTIVE SEVERANCE AGREEMENT

          As of December 31, 1998, each of the following officers have entered into an Executive Severance Agreement identical to the form of Executive Severance Agreement that is incorporated by reference from
Exhibit 10.18 of the Company's Form 8-K filed March 5, 1997:

                         Gary S. Bernard
                         Donald R. Britton
                         Steven D. Crandall
                         David A. Dams
                         Gregory K. Daniels
                         E. Philip Farley
                         Mark F. Furlong
                         Ralph W. Garlick
                         Joseph T. Keating
                         Kenneth C. Krei
                         Larry S. Magnesen
                         William K. McGowan
                         Ronald C. Mishler
                         Michael D. Schaver
                         David C. Schneider
                         Daniel W. Terpsma
                         Michelle L. VanDyke
                         Michael J. Whalen